UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    May 1, 1996


                               BAB Holdings, Inc.

                 (Name of small business issuer in its charter)


           Illinois                 0-27068                    36-3857339
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)


         8501 West Higgins Road, Suite 320, Chicago, Illinois            60631

         (Address of principal executive offices)                      Zip Code)


Issuer's telephone number  (312) 380-6100




              (Former name, former address and former fiscal year,
                         if changed since last report.)



                                TABLE OF CONTENTS

                                                                            Page


Item 1.    Changes in Control of Registrant.................................. 1

Item 2.    Acquisition or Disposition of Assets.............................. 1

Item 3.    Bankruptcy or Receivership........................................ 1

Item 4.    Changes in Registrant's Certifying Accountant..................... 1

Item 5.    Other Events...................................................... 2

Item 6.    Resignation of Registrant's Directors............................. 2

Item 7.    Financial Statements and Exhibits................................. 2

Item 8.    Change in Fiscal Year............................................. 2

SIGNATURE  2

INDEX TO EXHIBITS............................................................ 3



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 1, 1996, BAB Systems, Inc. (Systems), a wholly owned subsidiary of BAB Holdings, Inc. (Holdings or the Company), exercised its option to purchase substantially all of the assets of Bagels Unlimited, Inc. (BUI), a Wisconsin corporation. This option was acquired in January 1996 in connection with a revolving line of credit extended to BUI by Systems. BUI, a franchisee of Systems, was engaged in the business of owning and operating five Big Apple Bagels stores and had the development rights for one additional store in the Milwaukee, Wisconsin area.

         The assets acquired by Systems included all inventory, furniture, equipment, signage and improvements of the five Big Apple Bagels stores in operation. Additionally, Systems acquired all franchise and area development rights and other contractual rights owned by BUI, including BUI's interest in the leases for the five existing stores and the lease for the sixth store which is currently under construction.

         The purchase of assets was completed in exchange for the following consideration: (a) approximately $643,000 representing the original purchase price of $772,000, adjusted for the outstanding principal and interest owed on the January 31, 1996 revolving line of credit issued by Systems to BUI, (excluding monies borrowed in connection with the development of the fifth Big Apple Bagels store which opened in April 1996) and BUI's inventory on hand at cost, (b) 50,000 shares of Holdings' common stock, no par value, and (c) an option to purchase 100,000 shares of Holdings' common stock exerciseable for 5 years commencing on May 1, 1996 at a $4.00 per share price.

         Additionally, Holdings entered into a non-competition agreement with the two principals of BUI in exchange for total consideration of $100,000. Other than their employment with Holdings or its affiliates, these two individuals shall not be involved in the retail or wholesale sale of bagels within a four mile radius of any existing franchised or Company-owned Big Apple Bagels store for a period of 6 years from the closing of this transaction.

         The Company financed this transaction using a portion of the net proceeds from its November 27, 1995 initial public offering of securities.

         Systems will be assigning its rights in the existing five Big Apple Bagels stores and the sixth store which is in development to BAB Operations, Inc., a wholly owned subsidiary of Holdings, which owns and operates Company-owned stores. The acquired stores and related assets will continue to be operated as Big Apple Bagels stores, but will be Company-owned rather than franchised stores.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.


ITEM 5.  OTHER EVENTS

         None.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The financial statements of BUI do not conform to generally accepted accounting principles. The principals of BUI have engaged independent accountants to audit the balance sheet of BUI as of February 28, 1996 and the related statements of operations, stockholders' equity and cash flows for the two years then ended and to express an opinion thereon. The audited financial statements of BUI and the pro forma financial information relative to BUI will be filed under Form 8-K/A not later than July 12, 1996.

EXHIBITS

         The following exhibits are filed herewith.

Exhibit
   No.               Description of Exhibit

10.17 Asset Purchase Agreement by and among BAB Systems, Inc., Bagels Unlimited, Inc. and Donald Nelson and Mary Ann Varichak dated May 1, 1996 (without schedules)

10.18 Non Competition Agreement by and among BAB Holdings, Inc. and Donald Nelson and Mary Ann Varichak dated May 1, 1996

10.19 Stock Option Agreement between BAB Holdings, Inc. and Bagels Unlimited, Inc. dated May 1, 1996

10.20 Registration Rights Agreement between BAB Holdings, Inc. and Bagels Unlimited, Inc. dated May 1, 1996

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BAB HOLDINGS, INC.


Dated:  May 15, 1996           By: /s/ Sally A. Sullivan

                                   Sally A. Sullivan, Chief Financial Officer,
                                   Treasurer and Secretary (Principal accounting and financial officer)


 INDEX
NUMBER                              DESCRIPTION                          PAGE #

10.17    Asset Purchase Agreement by and among BAB Systems, Inc.,
         Bagels Unlimited, Inc. and Donald Nelson and Mary Ann
         Varichak dated May 1, 1996 (filed without schedules and exhibits)

10.18    Non Competition Agreement by and among BAB Holdings,
         Inc. and Donald Nelson and Mary Ann Varichak dated May
         1, 1996

10.19    Stock Option Agreement between BAB Holdings, Inc. and
         Bagels Unlimited, Inc. dated May 1, 1996

10.20 Registration Rights Agreement between BAB Holdings, Inc. and Bagels Unlimited, Inc. dated May 1, 1996